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                                                                    EXHIBIT 10.1


                                 AMENDMENT NO. 3
                                     TO THE
                             GENESEE & WYOMING INC.
                     STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

                            EFFECTIVE JANUARY 1, 2001


        WHEREAS, Genesee & Wyoming Inc., a Delaware corporation (the "Company"), has established the Genesee & Wyoming Inc. Stock Option Plan for Outside Directors, as heretofore amended (the "Plan"); and

        WHEREAS, deeming it appropriate and advisable so to do, and pursuant to
Section 14 of the Plan, the Board of Directors of the Company has authorized, approved and adopted the amendment to the Plan set forth herein;

        NOW, THEREFORE, the Plan is hereby amended, effective January 1, 2001, as set forth below:

           1. Section "1. ELIGIBILITY." of the Plan is hereby amended to provide in its entirety as follows:

                  "1. ELIGIBILITY. Each member of the Board of Directors (including any member elected after the effective date of this Plan) who is not an employee of the Company or any of its subsidiaries (each, a 'Participating Director'), is eligible to participate in this Plan."

           2. Except as amended hereby, the Plan shall remain in full force and effect in accordance with its terms.


         THIS AMENDMENT NO. 3 TO THE GENESEE & WYOMING INC. STOCK OPTION PLAN FOR OUTSIDE DIRECTORS WAS AUTHORIZED, APPROVED AND ADOPTED BY THE BOARD OF DIRECTORS OF THE COMPANY ON APRIL 6, 2001



                                            /s/  Mark W. Hastings
                                            -----------------------------------
                                            MARK W. HASTINGS, SECRETARY